                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                 April 16, 1998
                      -----------------------------------
                Date of Report (Date of earliest event reported)



                               ATMEL CORPORATION
     ----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)





  California                        0-19032                77-0051991
--------------                  ---------------           ------------
(State or other                 (Commission File          (I.R.S. Employer
jurisdiction of                     Number)                Identification
incorporation)                                                 No.)


                              2325 Orchard Parkway
                           San Jose, California 95131
              ----------------------------------------------------
                    (Address of principal executive offices)



                                 (408) 441-0311
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                               ATMEL CORPORATION
                    Information to be included in the Report




ITEM 5.  OTHER EVENTS

     On April 9, 1998, the Company reported revenues of $260,392,000, and net income of $17,727,000, or $0.18 per share, for the first quarter ended March 31, 1998. Included in the first quarter results is less than one month of the operating results of the Temic Semiconductor Group (Temic), which the Company acquired in March 1998. In the first quarter of 1997, the Company's revenues were $252,946,000 and net income was $38,738,000, or $0.38 per share. The Company's consolidated balance sheet at March 31, 1998 reflects a preliminary allocation of the $108,000,000 purchase price of Temic, which resulted in an increase in inventory, accounts receivables, fixed assets, current liabilities and long-term liabilities. A portion of the purchase price will be allocated to in-process research and development upon the completion of a valuation study currently in process. The amount of in-process research and development expense will be included in the results for the first quarter of 1998 when determined.

     The following tables set forth condensed consolidated income statement data (unaudited) of the Company for the three month periods ended March 31, 1998 and 1997 and condensed consolidated balance sheet data at March 31, 1998 (unaudited) and December 31, 1997. The operating results for any quarter are not necessarily indicative of results for any subsequent period.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATMEL CORPORATION



Date: April 16, 1998                   By: /s/ J. Michael Ross
                                           ----------------------------------
                                           J. Michael Ross
                                           Vice President and General Counsel

                               Atmel Corporation
                    Condensed Consolidated Income Statements
                     (In thousands, except per-share data)
                                  (Unaudited)


                                                           Three Months Ended
                                                                March 31,
                                                        ------------------------
                                                         1998(1)          1997
                                                        --------        --------

Net revenues                                            $260,392        $252,946

Expenses
  Cost of sales                                          164,192         136,377
  Research and development                                36,659          29,171
  Selling, general and administrative                     27,826          25,943
                                                        --------        --------
    Total expenses                                       228,677         191,491
                                                        --------        --------

Operating income                                          31,715          61,455
Interest income (expense), net                            (4,443)         (1,858)
                                                        --------        --------

Income before taxes                                       27,272          59,597
Taxes on income                                            9,545          20,859
                                                        --------        --------

Net income                                              $ 17,727        $ 38,738
                                                        ========        ========

Basic earnings per share                                $   0.18        $   0.39
                                                        ========        ========

Diluted earnings per share                              $   0.18        $   0.38
                                                        ========        ========

Shares used in basic EPS calculations                     99,127          99,038
                                                        ========        ========

Shares used in diluted EPS calculations                  100,122         101,505
                                                        ========        ========

--------
(1) A portion of the purchase price of Temic will be allocated to in-process research and development upon the completion of a valuation study currently in process. The amount of in-process research and development expense will be included in the results for the first quarter of 1998 when determined.

                               Atmel Corporation
                     Condensed Consolidated Balance Sheets
                                 (In thousands)


                                                             March 31, 1998        December 31, 1997
                                                             --------------        -----------------
                                                               (Unaudited)

Current assets
  Cash and short-term investments                              $  228,943              $  237,532
  Accounts receivable, net                                        282,421                 216,991
  Inventories                                                     203,552                 124,336
  Other current assets                                             83,809                 119,358
                                                               ----------              ----------
    Total current assets                                          798,725                 698,217

Other assets                                                       51,800                  42,338
Long-term investments                                              93,766                  95,536
Fixed assets, net                                               1,078,461                 985,949
                                                               ----------              ----------
    Total assets                                               $2,022,752              $1,822,040
                                                               ==========              ==========

Current liabilities
  Current portion of long-term debt                            $  183,713              $   67,522
  Trade accounts payable and other accrued liabilities            304,593                 290,890
  Income taxes payable                                              9,769                       0
  Deferred income on shipments to distributors                     28,411                  25,256
                                                               ----------              ----------
    Total current liabilities                                     526,486                 383,668

Long-term debt                                                    629,283                 571,389
Deferred income taxes                                              34,499                  34,499
Put warrants                                                       58,930                  46,050

Shareholders' equity
  Common stock                                                    303,696                 334,303
  Retain earnings                                                 469,858                 452,131
                                                               ----------              ----------
    Total shareholders' equity                                    773,554                 786,434
                                                               ----------              ----------
    Total liabilities and shareholders' equity                 $2,022,752              $1,822,040
                                                               ==========              ==========